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                                                                   exhibit q(1)

                                POWER OF ATTORNEY
NOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below, hereby makes, constitutes and appoints, R. Jay Gerken, Robert I. Frenkel, Lewis E. Daidone, Irving P. David, Thomas C. Mandia, Rosemary D. Emmens and Harris Goldblat, and each and any one of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as a Trustee of Smith Barney Trust II, CitiFunds Trust III, CitiFunds Premium Trust, CitiFunds Institutional Trust, Institutional Portfolio, Cash Reserves Portfolio, Tax Free Reserves Portfolio and US Treasury Reserves Portfolio, all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-1A or Form N-2 or Form N-14 required to be filed with the SEC pursuant to the Acts.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid for the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 4th day of November, 2002.


/s/ R. Jay Gerken                                   /s/ Elliott J. Berv
-------------------------                           ----------------------------
R. Jay Gerken                                       Elliott J. Berv


/s/ Donald M. Carlton                               /s/ A. Benton Cocanougher
-------------------------                           ----------------------------
Donald M. Carlton                                   A. Benton Cocanougher


/s/ Mark T. Finn                                    /s/ Stephen Randolph Gross
-------------------------                           ----------------------------
Mark T. Finn                                        Stephen Randolph Gross


/s/ Diana R. Harrington                             /s/ Susan B. Kerley
-------------------------                           ----------------------------
Diana R. Harrington                                 Susan B. Kerley
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Power of Attorney
Smith Barney Trust II
CitiFunds Trust III
CitiFunds Premium Trust
CitiFunds Institutional Trust
Institutional Portfolio
Cash Reserves Portfolio
Tax Free Reserves Portfolio
US Treasury Reserves Portfolio

/s/ Alan G. Merten                                  /s/ C. Oscar Morong, Jr.
-------------------------                           ----------------------------
Alan G. Merten                                      C. Oscar Morong, Jr.


/s/ R. Richardson Pettit                            /s/ Walter E. Robb, III
-------------------------                           ----------------------------
R. Richardson Pettit                                Walter E. Robb, III